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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2000
                                                   ------------------

       Oxford Residential Properties I Limited Partnership
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


    Maryland                 0-14533                52-1322906
---------------           -------------         -------------------
(State or other           (Commission            (I.R.S. Employer
jurisdiction of           File Number)          Identification No.)



  7200 Wisconsin Avenue, Suite 1100, Bethesda, Maryland  20814
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            (Address of principal executive offices)

                         (301) 654-3100
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       Registrant's telephone number, including area code


                             N/A
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)



















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       OXFORD RESIDENTIAL PROPERTIES I LIMITED PARTNERSHIP

                            FORM 8-K

                         CURRENT REPORT

Item 4.   Changes in Registrant's Certifying Accountant

On September 12, 2000, Oxford Residential Properties I Limited Partnership ("ORP" or "Registrant") dismissed PricewaterhouseCoopers LLP as its independent accountants. The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through September 12, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

During   the  two  most  recent  fiscal  years  and  through
September 12, 2000, there have been no reportable events (as defined in Regulation S-K Item 304 (a) (1) (v) ).

The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter will be filed as Exhibit 16 to this Form 8-K.

On September 12, 2000, the Board of Directors appointed Reznick, Fedder, and Silverman as the independent auditors for the Registrant. The Registrant has not consulted with Reznick, Fedder, and Silverman on the application of accounting principles or any other matter relating to the Registrant or its business during the two fiscal years ended December 31, 2000 or subsequent thereto.

Item 7.   Exhibits

Exhibit  1   Letter   from PricewaterhouseCoopers  LLP dated
September 19, 2000.





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       OXFORD RESIDENTIAL PROPERTIES I LIMITED PARTNERSHIP

                            FORM 8-K

                         CURRENT REPORT

                           SIGNATURES

   Pursuant  to the requirements of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    Oxford Residential Properties I Limited
                         Partnership

                          By:  Oxford Residential Properties I
                                Corporation,
                               Managing General Partner of the
                                registrant



Date: September 18, 2000       By: /s/ Marc B. Abrams
      ------------------           ---------------------------
                                   Marc B. Abrams,
                                   Senior Vice President
































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Exhibit 1.



                   PricewaterhouseCoopers LLP
                   1616 North Fort Myer Drive
                    Arlington, VA 22209-3195




September 19, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

     We have read the statements made by Oxford Residential Properties I Limited Partnership (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated September 12, 2000. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP